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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                                 MAY 17, 2002
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                         SABRE HOLDINGS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         DELAWARE                       1-12175                  75-2662240
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)




                               3150 SABRE DRIVE
                             SOUTHLAKE, TEXAS 76092
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (682) 605-1000






         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)



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ITEM 9.       REGULATION FD DISCLOSURE.

       On May 17, 2002, Registrant will distribute "The Edge" to the public and the investment community. The Edge is a periodic newsletter for the investment community that is designed to provide updates regarding events and developments affecting the Registrant. The current edition of The Edge will be available on the "Investor Relations" section of Registrant's Web site at WWW.SABRE.COM beginning on May 17, 2002.

       This issue of The Edge addresses certain recently announced agreements between Travelocity and several major airlines, as well as Travelocity's recently announced distribution agreement with Walt Disney Parks and Resorts. This issue also highlights the completion of Travelocity's acquisition of Site59.com, Inc., an online seller of last-minute air, hotel and rental car inventory; the completion of the Registrant's public offering of 9.4 million shares of its common stock; and the Registrant's acquisition of the shares of common stock of Travelocity.com which it did not already own. The Edge also highlights changes in the management of Travelocity.

       This issue of The Edge also summarizes financial highlights and financial results by segment, and bookings for the first quarter of 2002. The Edge also updates Sabre's global and regional bookings share.

CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS

       Statements in this report and in the newsletter referred to herein which are not purely historical facts, including statements about forecasted revenue or earnings growth, cost estimates, expected operating margins or cash flow, future bookings outlook, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre on the date this newsletter was issued. Sabre undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: airlines limiting their participation in travel marketing and distribution services; Sabre's revenues being highly dependent on the travel and transportation industries; and Sabre's ability to successfully integrate business combinations. Sabre may not succeed in addressing these and other risks. Further information regarding factors that could affect Sabre's financial and other results can be found in the risk factors section of Sabre's most recent filing on Form 10-Q with the Securities and Exchange Commission.

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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SABRE HOLDINGS CORPORATION




                                               By:     /s/ James F. Brashear
                                               Name:   James F. Brashear
                                               Title:  Corporate Secretary

Date: May 17, 2002